Exhibit 99.1

 Entera Bio Corporate PresentationAugust 2022

 Disclaimer  Various statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) in this presentation regarding our prospects, plans, financial position, business strategy and expected financial and operational results may constitute forward-looking statements. Words such as, but not limited to, “anticipate,” “believe,” “can,” “could,” “expect,” “estimate,” “design,” “goal,” “intend,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “target,” “likely,” “should,” “will,” and “would,” or the negative of these terms and similar expressions or words, identify forward-looking statements. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will be achieved.     Important factors that could cause actual results to differ materially from those reflected in Entera’s forward-looking statements include, among others: changes in the interpretation of clinical data; results of our clinical trials; the FDA’s interpretation and review of our results from and analysis of our clinical trials; unexpected changes in our ongoing and planned preclinical development and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates; the potential disruption and delay of manufacturing supply chains; loss of available workforce resources, either by Entera or its collaboration and laboratory partners; impacts to research and development or clinical activities that Entera is contractually obligated to provide, such as those pursuant to Entera’s agreement with Amgen; overall regulatory timelines; the size and growth of the potential markets for our product candidates; the scope, progress and costs of developing Entera’s product candidates; Entera’s reliance on third parties to conduct its clinical trials; Entera’s expectations regarding licensing, business transactions and strategic collaborations; Entera’s operation as a development stage company with limited operating history; Entera’s ability to continue as a going concern absent access to sources of liquidity; Entera’s ability to obtain and maintain regulatory approval for any of its product candidates; Entera’s ability to comply with Nasdaq’s minimum listing standards and other matters related to compliance with the requirements of being a public company in the United States; Entera’s intellectual property position and its ability to protect its intellectual property; and other factors that are described in the “Cautionary Statements Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Entera’s most recent Annual Report on Form 10-K filed with the SEC, as well as the company’s subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. There can be no assurance that the actual results or developments anticipated by Entera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Entera. Therefore, no assurance can be given that the outcomes stated or implied in such forward-looking statements and estimates will be achieved. Entera cautions investors not to rely on the forward-looking statements Entera makes in this presentation. The information in this presentation is provided only as of the date of this presentation, and Entera undertakes no obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

 Entera Bio: Leader in Oral Delivery of Therapeutic Proteins   Founded in 2009 (Jerusalem, Israel); IPO in 2018 (Nasdaq: ENTX)  Proprietary 1st in Class Oral PTH Candidates with Demonstrated Clinical Efficacy in Phase 2 Studies  External Strategic Partnerships to Diversify Pipeline and Revenue Streams (e.g. Amgen)   EB613 (oral PTH (1-34), teriparatide) First Oral Bone Forming / Anabolic Drug for Osteoporosis  Phase 2 study met biomarker and 6-month BMD endpoints (ASBMR late-breaker oral presentation, 2021)  6-month lumbar spine BMD data in line with SC Forteo injection; total hip and femoral neck BMD changes were greater than previously reported data with SC Forteo® injection  FDA Type C Meeting based on revised Phase 3 protocol submitted (response expected in H2’2022)  EB612 First Oral PTH for Hypoparathyroidism - Granted Orphan Designation (US, EU)   Pilot 4-month Phase 2 results presented (ASBMR 2015) and published in peer-reviewed journal (JBMR 2021)  Phase 2 PK-PD study versus Natpara presented (ASBMR 2019)  Rapid decline in median serum phosphate levels and maintenance of target calcium levels throughout the study  Novel formulation leverages Entera’s 2nd generation peptide delivery platform (PK study expected in H1’2023)  We Focus on High Unmet Clinical Needs where Oral Delivery of a Protein Therapy Can Significantly Improve the Standard of Care

 Miranda Toledano, MBA,   Chief Executive Officer  23 years of C-level leadership, principal investment and wall street/ transactional experience in the biotech sector  Art Santora, MD, PhD,   Chief Medical Officer  35 years of special care, academic research, FDA in endocrinology focusing on osteoporosis and other diseases of bone and calcium metabolism; lead clinical physician for Fosamax®   Dana Yaacov, CPA, MBA,   Chief Financial Officer  15 years of finance management and accounting experience  Hillel Galitzer, PhD, MBA ,   Chief Operating Officer  21 years of biotech experience in clinical trial and supply chain operations support and early-stage R&D  Anke Hoppe, BSc,   VP of Clinical Operations  30 years of experience overseeing clinical operations across big pharma, small biotech, and CROs  Gregory Burshtein, PhD,   VP of R&D  18 years experience in oral drug delivery research, formulation and pre-clinical development  Execution Oriented Leadership Team

 Professor John P. Bilezikian  Vice-Chair, Department of Medicine for International Research and Education; Chief, Emeritus, of the Division of Endocrinology; Director, Emeritus, of the Metabolic Bone Diseases Program at Columbia University Medical Center  Professor Maria Luisa Brandi  Professor of Endocrinology, FIRMO Foundation, Italy  Professor Bart Clarke  Professor of Medicine and Consultant, Division of Endocrinology, Diabetes, Metabolism, and Nutrition, Mayo Clinic  Professor Felicia Cosman  Professor of Medicine, Emerita, Columbia University College of Physicians and Surgeons, Division of Endocrinology;  Co-Editor in Chief of the journal Osteoporosis International  Professor William Fraser  Professor of Medicine at Norwich Medical School at the University of East Anglia and Consultant in Metabolic Medicine at the Norfolk and Norwich University Hospital, UK  Dr. Roger Garceau  Former Chief Medical Officer and EVP at NPS Pharmaceuticals and Shire plc (Natpara®); Sanofi/Pharmacia  Professor Sophia Ish-Shalom  Vice President of the Israeli Foundation for Osteoporosis and Bone Diseases (IFOB) , Endocrine Clinic Elisha Hospital prior Head of Bone and Mineral  Metabolism Unit, Rambam Health Care Campus , Israel  Professor Socrates Papapoulos  Emeritus Professor in Diseases of Bone & Mineral Metabolism, Advisor Center for Bone Quality, Leiden University Medical Center, The Netherlands  Global Clinical & Scientific Advisory Board

 Entera Proprietary Oral Delivery Platform  Synergistic Activity of Proteolysis Inhibition and Permeability Enhancement     Oral delivery of most therapeutic proteins is challenging due to poor absorption into the blood stream, enzymatic degradation within the gastrointestinal tract, and variable drug exposure  Note: SNAC (Salcaprozate sodium) increases gastric epithelial membrane fluidity without affecting tight junctions, thereby allowing transcellular passage into systemic circulation of the protein API. SNAC is a component of Novo Nordisk’s Rybelsus® which has been approved by the FDA and EMA.  Absorption Enhancer Dramatically Increases Systemic Plasma Levels of Protein  Stability of Peptide in Solution in presence of Trypsin  Entera’s Proprietary Technology - Synergistically Protects & Transports Large Molecules  1. Prevents the degradation of the therapeutic protein in the GI tract; maintains the integrity of the protein (stability)  2. Enhances peptide absorption by increasing transcellular transport (bioavailability)

Internal Pipeline Focuses On Approved Injectable Proteins

Partnership Agreements Include Novel Undisclosed Targets

Program	Target	Preclinical / Phase 1 / Phase 2 / Phase 3	Partner	Next Milestone
EB613	Osteoporosis	PTH 1-34		Phase 3
EB612	Hypoparathyroidism *(Orphan Disease)*	PTH 1-34 (2nd generation)		Human PK
EB613	Non-Union Fractures	PTH 1-34		Internal Review
GLP-2	Short Bowel Syndrome			Undisclosed
hGH	GH deficiency			Undisclosed
Undisclosed	Anti-inflammatory		AMGEN	Undisclosed
Undisclosed	Various		Multiple	Undisclosed

Evaluating additional high value therapeutic proteins which could be developed as oral formulations to offer significant benefit to patients

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 EB613 (oral PTH (1-34), teriparatide) Oral Bone Forming / Anabolic   for the Treatment of Osteoporosis

EB613: First Oral PTH Drug Candidate for Osteoporosis

Indication

Osteoporosis: Skeletal disease characterized by low bone mass, micro-architectural deterioration of bone tissue and increased bone fragility leading to an increased susceptibility to fractures. Currently the vast majority of patients have a preference and are treated with oral therapy (bisphosphonates)

Molecule/ Drug Product

Parathyroid hormone (PTH) is an 84-amino acid hormone and the primary regulator of calcium and phosphate metabolism in bone and kidney. EB613 is an oral formulation of synthetic hPTH (1-34), (teriparatide), a peptide consisting of the first 34 amino acids of PTH (the functional region), developed with Entera's proprietary drug delivery technology which stabilizes the teriparatide and promotes absorption in the gastrointestinal tract. Subcutaneous Forteo® (teriparatide injection) has been the leading anabolic treatment of osteoporosis since 2002 (with U.S. peak sales of $960m)

Key Efficacy Profile

Phase 2 study met primary endpoint showing a statistically significant increase of P1NP*, a marker of bone formation, at 3 months; at 6 months of treatment with EB613, the increase in spine bone mineral density (BMD) was similar in magnitude to that previously reported with SC Forteo ® injections; Increases in total hip and femoral neck BMD with EB613 were greater than those previously reported with SC Forteo ® injections

Key Safety Profile

Favorable phase 3 safety profile similar to Forteo® and differentiated from oral bisphosphonates
The most common adverse events included mild nausea, moderate back pain, moderate headache, and moderate upper abdominal pain

End of Phase 2 Minutes: FDA suggested Entera explore a placebo-controlled study with BMD ASBMR-FNIH STEs as primary endpoint. Type C meeting expected H2'2022

*P1NP: amino pro-peptide of type 1 collagen

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 Osteoporosis Results From An Imbalance In The Bone Remodeling Cycle That Occurs When Bone Resorption Outpaces Bone Formation     The Bone Remodeling Cycle can be separated into two distinct processes: Resorption (osteoclasts) and Formation (osteoblasts)  Sources: International Osteoporosis foundation accessed March 2022; Salamanna, F. et al.  Osteoporosis and the Bone Remodeling Cycle  Bone Density Healthy vs. Osteoporotic   Osteoporosis is a disease associated with low bone mass and enhanced skeletal fragility and is most commonly caused by:  Menopause in women  Aging in both women and men  Glucocorticoid steroid use (greater than 3 months)

Current Osteoporosis Pharmacologic Treatment Is Segmented Into: Anti-Resortive & Anabolic Options

Osteoporosis Diagnosis

Stop or slow bone loss

Antiresorptive

- **Bisphosphonates**
  - **Fosamax®** *Alendronate*
  - **Boniva®** *Ibandronate Acid*
  - **Atelvia® & Actonel®** *Risedronic Acid*
  - **Reclast®** *Zoledronic Acid*
- **Estrogen*/HRT**
  - **Estrogen only**
  - **Estrogen + Progestin**
- **SERMs****
  - **Evista®** *Raloxifene*
- **RANK-Ligand Inhibitor**
  - **Prolia®** *Denosumab*
- **Calcitonin**

Bone forming

Anabolic

- **Monoclonal Antibodies**
  - **Evenity®** *Romosozumab-apqg*
- **PTH receptor activation**
  - **Forteo®** *Teriparatide*
  - **Tymlos®** *Abaloparatide*
  - **EB613** Oral *PTH (1-34)*

Current anabolic (bone forming) approved drugs require daily (Forteo®, Tymlos®) or monthly injections. There are no oral anabolic agents currently available to patients



Notes: * Estrogen products are indicated for prevention of osteoporosis as a secondary benefit when used to control menopausal symptoms. Not a 1st line treatment due to adverse reactions, **SERMs – Selective estrogen receptor modulators

Sources: Osteoporosis, accessed March 2022, retrieved from: hopkinsmedicine.org; DerSarkissian, C. Osteoporosis: Diagnosis and Treatment. 2021, Retrieved from: webmd.com; Frost & Sullivan, EnteraBio Initiation of Coverage, 2019;.

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Healthcare Providers Typically Use T-score BMD Classifications, Patient Fracture History and Preference To Drive Therapy Selection

ENTERA BIO

T-Score Scale



Bone Mineral Density Results
T-score
Normal Bone Density
Low Bone Density (Osteopenia)
Osteoporosis*
+1.0
0
-1.0
-1.5
-2.0
-2.5
-3.0

Injections deter many patients from using PTH, contributing to a treatment gap in high-risk patients. An oral formulation of PTH with adequate bioavailability, similar safety and effects on BMD may address this unmet clinical need

Low BMD Category	Percent of Patients with low BMD		Initial Typical Treatment Recommendation
	Internists	Endocrinologists	
Osteopenia	55%	27%	Vitamin D and Calcium Supplements
High Risk Osteoporosis *(T-scores between -2.5 and -3.0 without a history of fractures)*	35%	43%	Bisphosphonates; limited Anabolic penetration
Very High Risk Osteoporosis *(T-scores ≤ -3.0 or ≤ -2.5 with prior fragility fractures)*	10%	23%	Bisphosphonates / Anabolic therapies

HCPs indicated most of their osteoporosis patients are:

Post-menopausal women (~70%) Or older men (~15%)

Source: Triangle Insights Primary Research Apr. 2022;, Low BMD Category based on AACE guidelines (Camacho 2020, Endo Practice)

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Anabolic Treated Patients Comprise Less Than 10% of Currently Treated Osteoporosis Patients

Estimated Treated Population by Class of Osteoporosis Medication

Population Treated by Class of Osteoporosis Medication (2021)

	IQVIA-Based	HCP Primary-Based
Total Osteoporosis Treated Population	**~3.16M**	**~3.23M**
Bisphosphonate Patients	~1.74M (*~55%*)	~1.74M (*~54%*)
SERMs Patients	~206K (*~7%*)	~206K (*~6%*)
Rank-Ligand Inhibitor Patients	~1.14M (*~36%*)	~1.02M (*~32%*)
Anabolic Patients	~65K (*~2%*)	~260K (*~8%*)

Share of Osteoporosis Treated Population by Medication Class



2%
36%
IQVIA-Based
55%
7%
8%
32%
HCP-Based
54%
6%
Bisphosphonates
SERMs (Evista)
Rank-Ligand Inhibitor (Prolia)
Anabolics

Bisphosphonates include Fosamax®, Boniva®, Atelvia®, Reclast®, and generic versions of listed products;

SERMs include Evista® and generic raloxifene;

Rank-Ligand Inhibitors include Prolia®;

Anabolics include Evenity®, Forteo®, generic teriparatide, and Tymlos®

Source: IQVIA prescription data (note the capture rate of IQVIA may be low due to injectable administration of anabolic drugs on the market); TIG Primary Research Apr. 2022

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 EB613 Poised To Create A Paradigm Shift In The Treatment of Osteoporosis As The First Oral Anabolic Therapy  Key Product Needs  Forteo®  (Lilly)  Tymlos® (Radius)  Evenity®  (Amgen)  Prolia®  (Amgen)  Bisphosphonates(generics)  Entera   EB613  Treats Osteoporosis  Rebuilds Bone  Oral Dosing  No Refrigeration  Self-Administered   *  Source: Triangle Insights Primary Research Apr. 2022  *Zoledronic acid is administered by intravenous administration  Current Anabolic drugs, including PTH (1-34) (teriparatide) injections - Forteo® or Generics, Tymlos® and Evenity® increase the rate of bone formation but require daily or monthly injections  EB613 is positioned as the first potential oral anabolic PTH treatment for osteoporosis  Bisphosphonates (oral daily pills) are the most common treatment of post-menopausal osteoporosis – orally administered and inexpensive, but many patients progress and have low tolerance  There have been no new oral drugs in >10 years

 EB613 Phase 2 ResultsA Six-Month Study of Oral PTH in Postmenopausal Women with Low Bone Mass – 6 Month Bone Mineral Density (BMD) Results

EB613 Phase 2 Clinical Trial Design

- 6-Month, Randomized Dose-Ranging Placebo-Controlled Study
- Conducted at 4 sites in Israel between June 2019 and May 2021; Final enrollment =161

Screening

Key inclusion criteria

- 50+ years old and 3+ years post menopause
- Low bone mass

Key exclusion criteria

- Osteoporosis treatment within last 2 years
- Known medical predisposition
- Severe osteoporosis that precludes placebo

Randomization N=160 (target)

Treatment*

Arm 1: Placebo tablets QD

Arm 2: 0.5 mg *

Arm 3: 1.0 mg *

Arm 4: 1.5 mg QD

Arm 5: 2.5 mg QD * **

Arm 6: 2.5mg titrated QD **

Endpoints

Primary – at 3 months

- Serum P1NP change from baseline at 3 months

Secondary – at 6 months

- BMD change from baseline at 6 months
- P1NP, Osteocalcin, Bone Alkaline Phosphatase
- Serum CTX, Urine NTX/Creatinine
- Plasma hPTH (1-34) at $T_{15\ min}$

Data

- **3 M** Partial** & Final interim analysis of primary endpoint
- **6 M** Final analysis / Topline data – All endpoints

* Following an interim analysis, a 2.5mg arm was added and recruitment to the 0.5mg & 1.0 mg arms was stopped

** Following AEs typical of orthostasis additional subjects in the 2.5mg group received 1.5mg for 1 month, 2.0mg for the next month and 2.5mg during months 3 to 6 (Titrated).

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EB613 Predictive Profile Of Bone Biomarkers and Significant Dose-Dependent Increases in BMD

2.5mg selected as Phase 3 dose – sustained "anabolic window" from Month 3 to Month 6 in patients treated with EB613. A significant dose response of 0.5, 1.0, 1.5 and 2.5 mg doses on Month 1 P1NP and Osteocalcin *(P<0.0001)*. Serum CTX decreased 21% from baseline at Month 6 (p<0.01) while P1NP was unchanged



Change in Bone Markers - 2.5mg PTH
P1NP
sCTX
% change from baseline
50
40
30
20
10
0
-10
-20
-30
0
2
4
6
Time (months)

Oral PTH produced a statistically significant Dose Response in Lumbar Spine BMD (p<0.0001)



Lumbar Spine BMD
% change from Day 1
4
3
2
1
0
-1
-2
Placebo
PTH 0.5 mg
PTH 1 mg
PTH 1.5 mg
PTH 2.5 mg

Presented at Late Breaker LB-1116 and Poster FRI-237– ASBMR 2021

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EB613 Positively Impacts Lumbar Spine, Femoral Neck and Total Hip BMD at 6 Months, With Excellent Statistical Significance


Placebo Adjusted BMD by Site of Measurement
* P< 0.05. ** P< 0.01
% change BMD from baseline
5.5
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
3.78 **
2.73 **
2.76 **
1.84 *
Lumbar Spine- 6 Months full dose-2.5 mg orally QD
Lumbar Spine 2.5 mg orally QD
Femoral Neck-2.5 mg orally QD
Total Hip-2.5 mg orally QD
Non-Titrated 2.5mg
Pooled (Titrated + Non-Titrated) 2.5mg

EB613 produced a statistically significant dose response in lumbar spine BMD (p<0.0001), a statistically significant dose response in femoral neck BMD (p<0.002) and total hip BMD (p<0.008)

EB613 appears to have a greater impact on femoral neck and total hip BMD than previously reported studies involving SC injection Forteo®[1,2]

0.8% Placebo vs 1.1% Teriparatide Difference = 0.3% at Femoral Neck[2]

0.4% Placebo vs 0.5% Teriparatide Difference = 0.1% at Total Hip[2]

Notes: 1. Cosman, et al. Current Osteoporosis Reports (2021) 19:189–205; 2. Leder BZ et.al. JCEM (2015) (historical data from Abaloparatide vs. Forteo)

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EB613: 6 Month Placebo Adjusted BMD by Site at 2.5mg Dose

Placebo adjusted Lumbar Spine BMD



% change from Day 1
6
5
4
3
2
1
0
PTH 2.5mg Titrated
PTH 2.5mg Non-Titrated
1.6% Placebo vs 5.5% Teriparatide
Difference = 3.9%

Placebo adjusted Femoral Neck BMD



% change from Day 1
4
3
2
1
0
PTH 2.5mg Titrated
PTH 2.5mg Non-Titrated
0.8% Placebo vs 1.1% Teriparatide
Difference = 0.3%

Placebo Adjusted Total Hip BMD



% change from Day 1
3
2
1
0
PTH 2.5mg Titrated
PTH 2.5mg Non-Titrated
0.4% Placebo vs 0.5% Teriparatide
Difference = 0.1%

At 6 months of treatment with 2.5mg EB613:

The increase in spine BMD was similar in magnitude to that previously reported with SC injection Forteo®

Increases in total hip and femoral neck BMD were greater than those previously reported with SC injection Forteo®

Historical data (Leder BZ et.al. JCEM 2015)

Presented at Late Breaker LB-1116 and Poster FRI-237– ASBMR 2021

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 EB613 Phase 2 Adverse Event Profile  Adverse event profile similar to that observed with Forteo, and typical of orthostatic hypotension  EB613 not associated with serum calcium increases or hypercalcemia adverse events   Greater than 90% of subjects tolerated the 2.5 mg dose well, after titration (1.5mg for 1 month, 2.0mg for the next month and 2.5mg during months 3 to 6)  AEs commonly attributed to vasodilatation with subcutaneous injectable PTH were observed - headache, nausea, presyncope and dizziness There were no serious drug-related AEs  Subject disposition  Placebo   (N=43)  EBP05 0.5 mg orally QD (N=25)  EBP05 1 mg orally QD (N=29)  EBP05 1.5 mg orally QD (N=28)  EBP05 2.5 mg orally QD (N=19)  EBP05 2.5 mg titrated   orally QD (N=17)  N  %  N  %  N  %  N  %  N  %  N  %  Randomized  43  100  25  100  29  100  28  100  19  100  17  100  Discontinued Before Month 3  3  7  3  12  2  6.9  4  14.3  7  36.8  1  5.9  Discontinued from Study Before Month 6  5  11.6  3  12  3  10.3  6  21.4  9  47.4  1  5.9

EB613 Proposed Phase 3 Clinical Trial Design

- A Global Phase 3, 18-Month, Placebo-Controlled Study (2:1), with a 6-Month Alendronate Extension
- Designed to address FDA suggestion - Placebo-Controlled study, BMD endpoint (ASBMR-FNIH Criteria)

Screening

Key inclusion criteria

- 50+ yrs old and 5+ yrs post menopause
- BMD: T-score -2.5 to -3.0

Key exclusion criteria

- Osteoporosis treatment w/in last 2 yrs
- Known medical predisposition
- Severe osteoporosis that precludes placebo

2:1 Randomization N=600 (target)

18 M Treatment

Titration to 2.5mg Dose

Arm 1:
EBP05 2.5mg (N=400)

Arm 2:
Placebo tablets (N=200)

6M Extension

Open label Alendronate (N=600)

Endpoints

Primary – Fracture risk reduction based on total hip BMD STEs

- FNIH, fracture specific surrogate thresholds using Total Hip BMD at 18 months

Secondary –

- BMD changes from baseline
- Bone turnover Biomarkers

Exploratory -

- 24 month BMD changes
- Bone turnover Biomarkers

Data

- **18 M** Final analysis / Topline data – Primary & Secondary endpoints
- **24 M** Final analysis / Topline data – Exploratory Post Extension period endpoints

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ASBMR-FNIH BMD Regulatory Endpoint Backgrounder

- Message from the president of the ASBMR on June 23rd 2022: **The FDA Biomarkers Qualification Program accepted the ASBMR**-Foundation for the National Institutes of Health **(FNIH)** Strategy to Advance BMD as a Regulatory Endpoint (**SABRE**) project team's Qualification Plan **to use the treatment-related change in bone mineral density (BMD) as a surrogate endpoint for fractures in future trials of new anti-osteoporosis drugs**
- The FNIH collected data from over 50 randomized trials and individual data from over 170,000 patients
- The FNIH conducted a meta-regression of 38 placebo-controlled trials of 19 therapeutic agents[1] and a meta-regression analyses of 91,779 individual patient data from 23 randomized placebo-controlled trials[2]
- **The FNIH concluded that total hip (TH) BMD, as opposed to lumbar spine and femoral neck BMD, was found to be the best predictor of fracture risk reduction, at all sites (vertebral, non-vertebral and hip)**
- **FNIH's submission of the Full Qualification Package, for final approval by the FDA, is expected by the end of the year[3]**

The American Society for Bone and Mineral Research


FNIH
FDA Approves Biomarker Qualification Plan for the First Surrogate Endpoint in Anti-Osteoporosis Drug Trials

1. Bouxsein et. al. Journal of Bone and Mineral Research, Vol. 33, 2018, pp 1–11
2. Black et. al. Lancet Diabetes Endocrinol 2020; 8: 672–82
3. FNIH, June 1, 2022 press release https://fnih.org/news/announcements/fda-approves-biomarkers-qualification-plan-first-surrogate-endpoint-anti

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EB613 Phase 3 Clinical Trial Design Background – ASBMR-FNIH STEs

- The primary endpoint proposed for EB613 Phase 3 is based on the ASBMR- FNIH's Surrogate Threshold Effect (STE) using Total Hip (TH) BMD as the predictor of significant fracture reduction for all different fracture types.
- Placebo adjusted TH BMD STEs:
    - 1.42% - vertebral fractures
    - 1.83% - all fractures
    - 2.13% - nonvertebral fractures
    - 3.18% - hip fractures
- Entera's proposed Phase 3 study will evaluate the % change in BMD of EB613 measured at the hip vs. placebo
- This change will be tested to see which STEs are surpassed. Beginning with vertebral followed by all fractures and nonvertebral fractures.



(A) All Fracture
1.83%
Hazard Ratio
Percent Difference in BMD (ΔTreatment - ΔPlacebo)
(B) Vertebral Fracture
1.42%
Odds Ratio
Percent Difference in BMD (ΔTreatment - ΔPlacebo)
(C) Hip Fracture
3.18%
Hazard Ratio
Percent Difference in BMD (ΔTreatment - ΔPlacebo
(D) Non-Vertebral Fracture
2.13%
Hazard Ratio
Percent Difference in BMD (ΔTreatment - ΔPlacebo)
Bisphosphonates
SERMs
Anabolics
Odanacatib
Denosumab

Fig 1. Relationship between difference in the change in total hip BMD between active and placebo groups at 24 months and the hazard or odds ratio of all, vertebral, hip and nonvertebral fractures. The red horizontal line is the ratio of 1 (no treatment effect) and the STE is the point where the upper 95% prediction limits intersects this line; eg, 1.83% for the all fracture outcome. The class of drugs is indicated in the legend. For each trial, the point estimates and 95% confidence intervals for relative risks are given and the numbers 1–16 relate to the studies listed in Table 1.

Journal of Bone and Mineral Research   SURROGATE THRESHOLD EFFECT AND BMD 3

Eastell et. al. Journal of Bone and Mineral Research, 2021, pp 1–7

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 EB613 Positioning  EB613, as a first in class oral PTH treatment, may potentially offer a viable anabolic (bone formation) therapeutic option to lower the risk of fracture for high risk (based on low BMD score or prior fracture history) osteoporotic patients   PTH receptor activation is a mechanistically validated and key target in the treatment of osteoporosis (Forteo® and Tymlos®)   Based on third party research, many high-risk patients (approximately 35-40% of the estimated 3.2 million treated patients in the US) are reluctant to take daily injections and only turn to currently injectable anabolic drugs when their disease becomes very severe (with multiple fractures)  EB613 Phase 3 design is in accordance with End of Phase 2 suggestion by FDA to explore a placebo-controlled study using the ASBMR-FNIH BMD Biomarker Tool  18 month double blind placebo-controlled treatment phase followed by 6-month transition to alendronate adheres to a real-world treatment paradigm and ensures all patients will receive active treatment  Based on recent third-party market research, healthcare providers would support the use of anabolics earlier in the treatment paradigm - yet hampered to date due to difficulty of administration (injectables) and price

 EB612 Oral PTH (1-34) For the Treatment of Hypoparathyroidism

Hypoparathyroism: PTH Orphan Indication with Sub-Par Clinical Care

Hypoparathyroidism Overview

Hypoparathyroidism (HypoPT) is a rare condition in which the parathyroid glands fail to produce sufficient levels of **Parathyroid hormone (PTH)**

- PTH (along with vitamin D and calcitonin) plays a role in regulating the levels of calcium and phosphorus in the blood and in determining bone growth and bone cell activity
- HypoPT is characterized by hypocalcemia and hyperphosphatemia
- Clinical management includes frequent high doses of calcium and activated Vitamin D which are associated with severe long-term morbidities:

Cardiovascular Heart failure, blood vessel calcification

Renal Kidney stones, renal failure

Neurologic Cognitive impairment, basal ganglia calcification

Skeletal Reduced bone turnover

Unmet Need and Market Opportunity

How many people are affected by HypoPT?

- Approximately 200K afflicted with hypoparathyroidism in the US, EU and Japan

What is the market opportunity in HypoPT?

- Current standard of care creates long term co-morbidities
- Natpara® (parathyroid hormone) injection was approved in 2015 and was withdrawn from US market in September 2019; Natpara® had sales of $230m in 2018, its 3rd full year of sales, before it was recalled. The recall was not connected to the safety or efficacy of parathyroid hormone
- TransCon PTH, an investigational once-daily long-acting prodrug of parathyroid hormone (PTH(1-34)) U.S. FDA regulatory submission on track for Q3 and EU MAA for Q4 2022, according to Ascendis

References:
https://rarediseases.org/rare-diseases/hypoparathyroidism
https://www.takeda.com/en-us/newsroom/news-releases/2019/takeda-issues-us-recall-of-natpara-parathyroid-hormone-for-injection-due-to-the-potential-for-rubber-particulate/
TransCon™ PTH Top-Line Phase 3 Data from PaTHway (ascendispharma.com)

ENTERA BIO
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EB612: First Oral PTH (1-34) Tablets for Hypoparathyroidism, Summary of PK and Pilot Phase 2 Data

Study Design

Phase 2a, open-label, multicenter pilot study to evaluate the safety, tolerability and PK (NCT02152228)

Population: N=19 with hypoPT≥1 year, taking ≥1gr/day Ca and 25(OH)D 20ng/ml

Treatment: first 3 doses of PTH (1-34) 0.75 mg/dose administered at research center; subjects then self administered 4 times/day

Results

Efficacy:

42% reduction (p=0.001) from baseline in median calcium supplement use

Maintenance of median Ca levels above the lower target level for Hypoparathyroidism patients (>7.5 mg/dL) throughout the study

Rapid decline of 23% (p=0.0003) in median serum phosphate levels 2 hours following the first dose that was maintained for the duration of the study

Safety: One subject experienced 4 AEs and left the study after the first day (withdrew consent), another subject experienced an SAE prior to the administration of the first dose and, hence, unrelated to the study

Oral Calcium Intake

Per Protocol Analysis (N=15)



A
100%
80%
60%
40%
20%
0%
% of Baseline Calcium Dose
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
Study Week

Phase 2, open-label, 2-period partial crossover study to evaluate the PK and PD (NCT03516773)

Population: N=16 with hypoPT ≥1 year, taking supplemental Ca and either alfacalcidol or calcitriol

Treatment: two doses (0.75 and 2.25) and three regimens of Oral hPTH (1-34) and Natpara® [hPTH(1-84)] 100 µg SC injection QD

Efficacy: Oral hPTH (1-34) 2.25 mg QID for one day is associated with an increase in serum albumin-corrected calcium and 1,25(OH)2D and a decrease in serum phosphate

The magnitude of these changes are comparable to Natpara® 100 µg QD

Two, thee and four doses/day regimens showed a dose-dependent increase in 1,25(OH)2D, indicating that the long-term treatment even with the less frequent regimens may be an effective treatment option

Safety: There were no treatment emergent adverse events of hypercalcemia reported and no treatment-emergent Serious Adverse Events

Improved/ Decreased Urinary Ca

Excretion Over a 24-Hour Period



300
250
200
150
100
50
0
-22%
-33%
Day -1
Day 1
Day -1
Day 1
Natpara
Oral hPTH(1-34) QID

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ENTERA BIO

 EB612 Positioning  EB613 is potentially the first oral PTH (1-34) treatment of hypoparathyroidism  Hypoparathyroidism (HypoPT) is a rare condition in which the parathyroid glands fail to produce sufficient levels of Parathyroid hormone (PTH)   Pilot Phase 2 oral presentation (ASBMR 2015) and peer-reviewed publication in JBMR (March 2021)  42% reduction (p=0.001) from baseline in median calcium supplement use  Maintenance of median Ca levels above the lower target level for Hypoparathyroidism patients (>7.5 mg/dL) throughout the study  Rapid decline of 23% (p=0.0003) in median serum phosphate levels 2 hours following the first dose that was maintained for the duration of the study  80% of the subjects had a decrease in urinary calcium levels by the end of the study  Phase 2 PK-PD study versus Natpara presented (ASBMR 2019)  Novel formulation leverages Entera’s 2nd generation peptide delivery platform (PK study expected in H1’2023)

Key Short-Term Catalysts

EB613

FDA Type C Meeting on Phase 3 Protocol (H2'2022E)

EB613

ASBMR Additional Data from Phase 2 6-Month BMD Study (September 11, 2022E)

EB612

PK Data from 2nd Generation Formulation for Hypoparathyroidism (H1'2023E)

EB613

Phase 3 Pivotal Study Initiation for Osteoporosis (H1' 2023E)

EB612

Phase 2/3 (pending FDA discussion) Initiation for Hypoparathyroidism (H2'2023E)

ENTERA BIO

29

Thank YouContact:Entera Bio:Ms. Miranda ToledanoChief Executive OfficerEmail: miranda@enterabio.com

 Appendix

 EB613 Phase 3 Clinical Trial Design - FNIH  June 23rd, 2022 message from the president of the ASBMR (American Society for Bone and Mineral research) Dr. Ebeling reported on the FNIH progress and support from the ASBMR1.  https://www.asbmr.org/about/council/presidents-corner-detail/message-from-asbmr-president-peter-ebeling-ao-frac-7  “Dear Colleagues:I am very happy to announce that the US Food and Drug Administration (FDA) Biomarkers Qualification Program recently accepted the ASBMR-Foundation for the National Institutes of Health (FNIH) Strategy to Advance BMD as a Regulatory Endpoint (SABRE) project team’s Qualification Plan to use the treatment-related change in bone mineral density (BMD) as a surrogate endpoint for fractures in future trials of new anti-osteoporosis drugs.Indeed, this is the first qualification plan accepted by the FDA for a surrogate endpoint under the 21st Century Cures Act, a remarkable achievement for the Project Team. This team, including ASBMR members Dennis Black, Mary Bouxsein and Richard Eastell, now plans to submit a Full Qualification Package based on this approved plan for final approval by the FDA before the end of this year.The ASBMR is proud to financially support this critical initiative. Achieving FDA approval to utilize BMD as a surrogate endpoint in future osteoporosis drug development trials could provide patients with more options to fight a disease that leads to debilitating fractures that cause disability, loss of independence and even death. It is also likely to attract more researchers to the musculoskeletal field, enabling a new horizon of discoveries to help our patients.”

 EB613 Phase 3 Clinical Trial Design Background - FNIH  The Foundation for National Institutes of Health (FNIH) – Bone Quality Project (BQP), supported by the FDA and other public, private and academic partners has been evaluating the potential use of existing biomarkers such as BMD to enable the development of anti osteoporosis drugs since 2013.1  The FNIH-BQP has been working closely with the FDA to ensure alignment with the FDA’s requirements and expectations as evident from extensive correspondence between the FNIH and FDA.2  https://fnih.org/our-programs/biomarkers-consortium/programs/bone-quality-project 2. https://fda.force.com/ddt/s/ddt-project?ddtprojectid=97 3. file:///C:/Users/HILLEL-THINK/Downloads/265-FNIH-Legacy-project-transition-to-507-process_1.pdf  FDA responded to the proposed use of percentage change in BMD in our original Letter of Intent in 2016, stating that “Percentage change in DXA BMD should be the most appropriate measure as this metric would not be affected by the DXA machine type or normative database used. However, there may be a threshold of percent change in BMD, above which we are comfortable with stating fracture risk reduction has been demonstrated.”  Aug. 2018 FNIH Status update to the FDA3

 Entera Proprietary Oral Delivery Platform: Key Advantages and Validation  Significantly Increased Bioavailability of Macromolecules  Reduced Pharmacokinetic Variability  Versality Across Molecular Weight and Target Profile  Advantageous Stability versus Injectables  Controlled Onset of Action, Minutes to Hours  Simple Production Process Preserving API activity  IP Protection across existing and next generation of our platform